Exhibit 10.2
AMENDMENT TO LICENSE AND DISTRIBUTION AGREEMENT
     This amendment to License and Distribution Agreement (the “Agreement”) between Henry Schein, Inc. (“HSI”) and Biolase Technology, Inc (“Biolase”) is entered into as of September 10, 2009 (the “Amendment”).
     WHEREAS, the parties entered into the Agreement dated August 8, 2006, as subsequently amended (the “Agreement”);
     WHEREAS, the parties have agreed to make certain amendments to the Agreement; and
     NOW, THEREFORE, in consideration of the covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the following amendments, modifications or other changes are made to the Agreement:
1.	In Section 4.2 of the Agreement the phrase “(i) such warranties shall not be for a term of longer than **** from **** ” shall be amended and restated as follows “(i) such warranties shall be for a term of **** from **** ; provided however, such warranties **** from **** .”

2.	The parties hereby agree that to the extent there is any inconsistency in any terms or conditions set forth in the Agreement and this Amendment, the terms and conditions of this Amendment shall control. Additionally, the parties hereby agree that all other terms and conditions of the Agreement shall remain in full force and effect, except as modified by this Amendment. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.
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****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

HENRY SCHEIN, INC.
By:	/s/ Brian S. Watson
	Name:	Brian S. Watson
	Title:	Vice President, Strategic and Business Planning

BIOLASE TECHNOLOGY, INC.
By:	/s/ David M. Mulder
	Name:	David M. Mulder
	Title:	Chief Executive Officer

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.